Exhibit 99.4

BASS, BERRY & SIMS PLC

Attorneys at Law

___________________________________

A PROFESSIONAL LIMITED LIABILITY COMPANY

John A. Good
The Tower at Peabody Place
PHONE: (901) 542-5901	100 Peabody Place, Suite 900
FAX: (888) 543-1644	Memphis, Tennessee 38103-3672
E-MAIL: jgood@bassberry.com	(901) 543-5900

May 1, 2006

Board of Directors

U.S. Wireless Online, Inc.

500 W. Jefferson St., Suite 2350

Louisville, KY 40202

Re:

Letter of Resignation

Dear Members of the Board

As counsel for David Latham, we hereby notify that Board of Directors of U.S. Wireless Online, Inc. of David’s resignation as Director of the company, effective at 5 p.m., Monday, May 1, 2006. David is resigning upon the recommendation of counsel.

If you have any questions or comments, please feel free to contact me at (901) 543-5901.

Very truly yours,

/s/ John A. Good

John A. Good